Exhibit 99.1


                   FOAMEX INTERNATIONAL INC. AND SUBSIDIARIES
                         SELECTED FINANCIAL INFORMATION
                                   (UNAUDITED)
                                   (thousands)

                                                              Years Ended                             Eleven Months Ended
                                                 January 1, 2006      January 2, 2005       December 3, 2006      December 4, 2005
                                                 ---------------      ---------------       ----------------      ----------------
NET SALES                                           $1,282,974           $1,225,975            $1,271,685            $1,187,005

COST OF GOODS SOLD                                   1,154,281            1,084,265             1,071,432             1,078,595
                                                    ----------           ----------            ----------            ----------
GROSS PROFIT                                           128,693              141,710               200,253               108,410

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES                                                80,109               84,561                75,118                73,381

GAIN ON SALE OF ASSETS                                  29,946                1,185                   531                29,767

GOODWILL IMPAIRMENT                                     35,466                    -                     -                35,466

RESTRUCTURING CHARGES                                    1,526                1,817                 7,584                 1,795
                                                    ----------           ----------            ----------            ----------
INCOME FROM OPERATIONS                                  41,538               56,517               118,082                27,535

INTEREST AND DEBT ISSUANCE EXPENSE                      79,749               76,667                89,259                75,183

INCOME FROM EQUITY INTEREST IN JOINT
VENTURES                                                 1,764                  687                 2,260                 1,171

REORGANIZATION ITEMS, NET                                6,805                    -                16,073                 4,735

OTHER EXPENSE, NET                                       1,717                1,405                   880                 1,587
                                                    ----------           ----------            ----------            ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS
BEFORE PROVISION FOR INCOME TAXES                      (44,969)             (20,868)               14,130               (52,799)

PROVISION (BENEFIT) FOR INCOME TAXES                    (2,272)             125,335                   227                (2,612)
                                                    ----------           ----------            ----------            ----------
INCOME (LOSS) FROM CONTINUING OPERATIONS               (42,697)            (146,203)               13,903               (50,187)

LOSS FROM DISCONTINUED OPERATIONS                      (10,048)              (4,730)                    -                (9,990)

CUMULATIVE EFFECT OF ACCOUNTING CHANGE                  (3,499)                   -                     -                     -
                                                    ----------           ----------            ----------            ----------
NET INCOME (LOSS)                                   $  (56,244)          $ (150,933)           $   13,903            $  (60,177)
                                                    ==========           ==========            ==========            ==========


OTHER SELECTED FINANCIAL INFORMATION

ASSET IMPAIRMENT INCLUDED IN COST OF
GOODS SOLD                                          $   15,193           $    2,809            $    1,584            $   13,836

DEPRECIATION AND AMORTIZATION                       $   19,903           $   25,174            $   17,020            $   18,591

STOCK OPTION EXPENSE INCLUDED IN SELLING,
GENERAL AND ADMINISTRATIVE EXPENSES                 $       25           $        -            $      686            $       16

CAPITAL EXPENDITURES                                $    5,195           $    5,510            $    9,662            $    4,965